                                 AB FUNDS TRUST

                        Supplement dated October 30, 2004
                                       to
            Statement of Additional Information dated April 30, 2004

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"). IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE SAI.


The following information supplements the section entitled "Management of the Funds" beginning on page 31 of the SAI:

Mr. William Craig George and Mr. Kevin P. Mahoney have been elected by a majority of the outstanding shares of each Fund to serve as Independent Trustees on the Board of Trustees of AB Funds Trust. Their elections to the Board became effective on September 16, 2004. Messrs. George and Mahoney were nominated by those members of the Board who are not "interested persons" of the Trust, as defined in the 1940 Act.

Information about Messrs. George and Mahoney, including their principal occupations during the past five years, are set forth in the table below.

Neither Messrs. George and Mahoney nor their Immediate Family Members (as defined in the 1940 Act), own beneficially or of record any securities of SBC Financial or any sub-adviser to any Fund, or any entity controlling, controlled by or under common control with SBC Financial or any sub-adviser to any Fund.

Mr. John R. Jones has been appointed to serve as President of the Trust, by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. His appointment became effective on May 12, 2004

Ms. Patricia A. Weiland has been appointed to serve as Vice President and Chief Compliance Officer of the Trust, by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. Her appointment became effective on September 16, 2004

The table under the caption "Management of the Funds" beginning on page 31 of the SAI is supplemented with the following:

                                             TERM OF                                    NUMBER OF
                                              OFFICE                                   PORTFOLIOS
                                            AND LENGTH                                   IN FUND
                                                OF                                       COMPLEX          OTHER TRUSTEESHIPS/
    NAME (DATE OF BIRTH), ADDRESS AND          TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN             DIRECTORSHIPS
         POSITION(S) WITH TRUST             SERVED(1)        DURING PAST 5 YEARS       BY TRUSTEE           HELD BY TRUSTEE
                                                       DISINTERESTED TRUSTEES
William Craig George (7/8/58)              Since 2004    Regional loan
617 Glen Eden Drive                                      administrator, Central
Raleigh, NC 27612                                        Carolina Bank, 1995 -
Trustee                                                  present.                          17                     N/A

                                                         Executive Pastor, FBC West
Kevin P. Mahoney (7/26/57)                 Since 2004    Palm Beach, FL, July 2000 -
First Baptist Church                                     present; Administrative
1101 South Flagler Drive                                 Pastor,
West Palm Beach, FL 33401                                FBC Merritt Island, FL,
Trustee                                                  June 1995 - June 2000.            17                     N/A
                                                  OFFICERS WHO ARE NOT TRUSTEES(3)
                                                         Executive Vice President
 John R. Jones (12/6/53)                   Since 2000    and Chief Operating
 2401 Cedar Springs Road                                 Officer, Annuity Board of
 Dallas, TX 75201-1407                                   the Southern Baptist
 President                                               Convention, 1995 - 2004.          N/A                    N/A

                                                         Director, Mutual Funds,
 Patty A. Weiland (8/25/59)                Since 2004    Annuity Board of the
 2401 Cedar Springs Road                                 Southern Baptist
 Dallas, TX 75201-1407                                   Convention, 2000 - present;
 Vice President and Chief                                Vice President, Northern
 Compliance Officer                                      Trust Company 1993 - 2000.        N/A                    N/A

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      (1)   Each Trustee serves for an indefinite term, until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

      (3) The executive officers of the Trust may be deemed to be affiliates of the Investment Adviser due to their positions with the Investment Adviser and/or the Annuity Board.


The following supplements the information contained in the SAI with respect to Northern Trust Investments, Inc.:

Effective July 31, 2003, Northern Trust Investments, Inc., a sub-adviser to the Trust, changed its name to Northern Trust Investments, N.A., reflecting a change in business structure from a corporation to a national banking association. The firm will continue to have the same principals, associates and support staff. All occurrences of Northern Trust Investments, Inc. are hereby deleted and replaced with Northern Trust Investments, N.A.

MEDIUM-DURATION BOND FUND. The following supplements the information on page 39 of the SAI regarding the Medium-Duration Bond Fund:

Western Asset Management (Asia), Singapore: The firm is a subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. It is an affiliated company of Western Asset Management Company, a sub-adviser to the Medium-Duration Bond Fund.

VALUE EQUITY FUND. The fourth paragraph under the heading Value Equity Fund on page 40 of the SAI is deleted and replaced with the following:

Numeric Investors LLC ("Numeric"'), Cambridge, MA: Numeric (formerly Numeric Investors L.P.) was created and began managing investments in December 1989. The firm is a Delaware limited liability company owned by its founder and president, Langdon B. Wheeler, its senior employees, and a private equity partner, TA Associates, which has a 5% equity stake. TA has warrants, which if exercised, would result in their ownership rising to approximately 48% of Numeric.

SMALL CAP EQUITY FUND. The following paragraph should be inserted after the fifth paragraph under the heading Small Cap Equity Fund on page 41 of the SAI:

TSCM has notified the Trust of its impending acquisition by Affiliated Managers Group, Inc., an asset management holding company. The transaction is expected to close during the fourth quarter of 2004.

INTERNATIONAL EQUITY FUND. The fifth paragraph under the heading International Equity Fund on page 42 of the SAI is deleted and replaced with the following:

Genesis Asset Managers LLP ("Genesis"), Guernsey, Channel Islands: Genesis (formerly Genesis Asset Managers Limited) is part of the Genesis Group which specializes in the investment management of Emerging Markets. The Genesis Group was formed in 1989 and as of June 2004, is majority owned by Affiliated Managers Group, Inc., an asset management holding company, with the balance of the interests held by Genesis management. As of June 30, 2004, Genesis had approximately $7.5 million in assets under management. Investment decisions for its portion of the International Equity Fund are made by a team of country, sector and industry specialists at Genesis.


INTERNATIONAL EQUITY FUND. The third paragraph under the heading International Equity Fund on page 42 of the SAI is deleted and replaced with the following:

Mondrian Investment Partners Limited ("Mondrian"), London, England: Mondrian (formerly Delaware International Advisers, Ltd.) is owned by a holding company controlled by senior members of its management and private equity funds sponsored by Hellman & Friedman LLC.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.